PPM FUNDS

SUPPLEMENT DATED OCTOBER 6, 2020 TO
THE PROSPECTUS
 DATED APRIL 29, 2020,
AS SUPPLEMENTED
MAY 14, 2020 AND AUGUST 24, 2020

AND TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 29, 2020,
AS SUPPLEMENTED
MAY 14, 2020, AUGUST 24, 2020 AND SEPTEMBER 11, 2020

PPM Floating Rate Income Fund PPM Long Short Credit Fund PPM Large Cap Value Fund PPM Mid Cap Value Fund (each, a “Fund,” and collectively, the “Funds”)	PKFIX PKLIX PZLIX PZMIX

This supplement provides new and additional information pertaining to the Funds that affects information contained in the Funds’ Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

The following changes are being made to the Prospectus and Statement of Additional Information, effective October 6, 2020:
On October 6, 2020, the Board of Trustees (the “Board”) of PPM Funds (the “Trust”) approved the liquidation and termination of PPM Floating Rate Income Fund, PPM Long Short Credit Fund, PPM Large Cap Value Fund, and PPM Mid Cap Value Fund pursuant to a Plan of Liquidation with respect to each Fund (each, a “Plan” and together, the “Plans”).

The Board approved the liquidations pursuant to the provisions of the Trust’s Amended and Restated Declaration of Trust after making a determination that the continuation of the Funds is not in the best interest of each Fund or in the best interest of each Fund’s shareholders.

In connection with the liquidation, effective upon approval of the Plans, automatic reinvestment of the Funds’ dividends will be discontinued, and on October 7, 2020, the Funds will no longer accept new investments.

Each Fund will cease operations (including making regular distributions to shareholders), except for the purposes of winding up its respective affairs and taking other actions related to the liquidation and termination, as of a date determined by the Trust’s officers (the “Cessation Date”), consistent with the Plans.

In connection with the Plans, each Fund may seek to convert a portion of its portfolio securities and other assets to cash or cash equivalents. Therefore, each Fund may depart from its respective stated investment objective and policies as it prepares to liquidate its assets and distribute them to shareholders.

Pursuant to the Plans, each Fund intends to declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income realized in the taxable years ending at or prior to the final liquidation date. These dividends will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). You should check with your investment professional and tax professional regarding the potential impact of the liquidation of the Funds to your individual financial plan and tax situation.